Toast Announces First Quarter 2023 Financial Results

Added over 5,500 net new locations in first quarter 2023
Annualized recurring run-rate (ARR) as of March 31, 2023 grew 55% year-over-year
First quarter gross profit grew 96% and non-GAAP gross profit grew 87% year-over-year

BOSTON, MA – May 9, 2023 – Toast (NYSE: TOST), the all-in-one digital technology platform built for restaurants, today reported financial results for the first quarter ended March 31, 2023.

“Toast’s first quarter results marked a strong start to the year, coming in ahead of expectations thanks to the consistent execution of our core strategy: driving location growth, more deeply serving our customers across all segments of the restaurant industry, and pushing the industry forward through product innovation. Toast is positioned for lean, durable growth going forward given the healthy demand for restaurants, our differentiated go-to-market engine driving strong location growth in all segments of the industry, and our commitment to driving efficiencies,” said Toast CEO Chris Comparato. “Through exciting new products like Toast Tables and ongoing investment in our platform, we remain committed to serving the restaurant industry in increasingly meaningful ways.”

Financial Highlights for the First Quarter of 2023

•ARR as of March 31, 2023 was $987 million, up 55% year-over-year.
•Gross Payment Volume (GPV) increased 50% year-over-year to $26.7 billion.
•Total locations increased nearly 40% year-over-year to approximately 85,000, with net new locations of over 5,500 in Q1 2023.
•Revenue grew 53% year-over year to $819 million.
•Gross profit of $174 million was up 96% year-over-year from Q1 2022. Non-GAAP gross profit grew 87% year-over year to $189 million.
•Net loss was $(81) million in Q1 2023 compared to net loss of $(23) million in Q1 2022. Adjusted EBITDA was $(17) million in Q1 2023 compared to Adjusted EBITDA of $(45) million in Q1 2022.
•Net cash (used in) operating activities of $(55) million and Free Cash Flow of $(65) million in Q1 2023, compared to net cash (used in) operating activities of $(47) million and Free Cash Flow of $(50) million, respectively, in Q1 2022.

For more information on the non-GAAP financial measures and key metrics discussed in this press release, please see the sections titled “Key Business Metrics” and “Non-GAAP Financial Measures,” as well as the reconciliations of non-GAAP financial measures to their nearest comparable GAAP financial measures at the end of this press release.

Outlook

For the second quarter ending June 30, 2023, Toast expects to report:
•Revenue in the range of $920 million to $950 million
•Adjusted EBITDA in the range of $(10) million to $0

For the full year ending December 31, 2023, Toast expects to report:
•Revenue in the range of $3,710 million to $3,800 million (up from $3,570 million to $3,660 million)
•Adjusted EBITDA in the range of $(10) million to $10 million (up from $(30) million to $(10) million)

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-looking Statements” below.

Recent Business Highlights

•To help restaurants better serve their guests, Toast announced the launch of Toast Tables, a reservation and waitlist management solution that is integrated with the Toast Point of Sale (POS). This launch also expands the company’s collaboration with Google to tap into millions of guests searching for restaurants and enable them to book a reservation through Toast Tables, directly on Google.

•As part of the company’s next phase of growth, Toast announced formal entrance into the Canada, Ireland, and United Kingdom restaurant markets. Toast customers in these markets will benefit from a range of technology to help them seamlessly connect their entire business operations covering front of house, kitchen, payments, and restaurant partner integrations.

•Toast recently announced more than $1 million in grants from Toast.org, the company’s philanthropic arm, to nonprofit organizations striving to create a food system that has a positive impact on the climate and environment. The grants include more than $750,000 from the company’s Impact Grants to nonprofit organizations and $300,000 to organizations supported by 30 Toast.org local volunteer committees globally.

Conference Call Information

Toast will host a live conference call at 5:00 p.m. Eastern Time on Tuesday, May 9, 2023 to discuss the results. The live webcast of the conference call can be accessed through Toast’s investor relations website at http://investors.toasttab.com. A replay of the webcast will be available for a period of 90 days after the call.

Toast has used, and intends to continue to use, its Investor Relations website (http://investors.toasttab.com), as well as the Toast Newsroom (https://pos.toasttab.com/news), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Toast’s Investor Relations website, or that is contained in any website to which a hyperlink is provided herein is not part of this press release, and the inclusion of Toast’s Investor Relations website address, and any hyperlinks are only inactive textual references.

About Toast

Toast is a cloud-based, all-in-one digital technology platform purpose-built for the entire restaurant community. Toast provides a single platform of software as a service, or SaaS, products and financial technology solutions that give restaurants everything they need to run their business across point of sale, operations, digital ordering and delivery, marketing and loyalty, and team management. By serving as the restaurant operating system across dine-in, takeout, and delivery channels, Toast helps restaurants streamline operations, increase revenue and deliver amazing guest experiences. For more information, visit www.toasttab.com.

Contacts
Media: media@toasttab.com
Investors: IR@toasttab.com

Forward-looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Toast or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent the beliefs of Toast and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside Toast’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions or growth; results of operations; cash flows; guidance on financial results for the second fiscal quarter and full year of 2023; future operating results; the expectations of demand for Toast’s products and growth of its business; the growth rates in the markets in which Toast competes; Toast’s investments in technology and infrastructure; success of Toast’s marketing and sales strategies; the expected impact of Toast Table and Toast’s integration with Google for Toast restaurants; Toast’s ability to deliver innovative solutions; Toast’s ability to attract and retain customers both in the U.S. and globally; financing plans; business strategy; operating plans; competitive positions; and growth opportunities for existing products.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Toast’s filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in Toast’s Annual Report on Form 10-K for the year ended December 31, 2022, Toast’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023 that will be filed following this earnings release, and Toast’s subsequent SEC filings. Toast can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this release are based on information available to Toast as of the date hereof, and Toast disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Toast’s views as of any date subsequent to the date of this press release.

TOAST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except share and per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue:
Subscription services	$107	$63
Financial technology solutions	673	438
Hardware	31	29
Professional services	8	5
Total revenue	819	535
Costs of revenue:
Subscription services	36	25
Financial technology solutions	523	347
Hardware	57	52
Professional services	28	21
Amortization of acquired intangible assets	1	1
Total costs of revenue	645	446
Gross profit	174	89
Operating expenses:
Sales and marketing	99	71
Research and development	85	62
General and administrative	82	57
Total operating expenses	266	190
Loss from operations	(92)	(101)
Other income (expense):
Interest income (expense), net	8	—
Change in fair value of warrant liability	3	79
Other income (expense), net	—	(1)
Loss before provision for income taxes	(81)	(23)
Provision for income taxes	—	—
Net loss	$(81)	$(23)
Net loss per share attributable to common stockholders:
Basic	$(0.15)	$(0.05)
Diluted	$(0.16)	$(0.20)
Weighted average shares used in computing net loss per share:
Basic	524,099,376	505,378,195
Diluted	524,876,023	507,037,246

TOAST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in millions, except share and per share amounts)

	March 31, 2023	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$451	$547
Marketable securities	499	474
Accounts receivable, net	97	77
Inventories, net	112	110
Deferred costs, net	47	44
Prepaid expenses and other current assets	202	155
Total current assets	1,408	1,407
Property and equipment, net	70	61
Operating lease right-of-use assets	75	77
Intangible assets, net	31	29
Goodwill	113	107
Restricted cash	36	28
Deferred costs, non-current	44	38
Other non-current assets	18	14
Total non-current assets	387	354
Total assets	$1,795	$1,761
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$36	$30
Operating lease liabilities	15	14
Deferred revenue	43	39
Accrued expenses and other current liabilities	444	413
Total current liabilities	538	496
Warrants to purchase common stock	65	68
Operating lease liabilities, non-current	77	80
Deferred revenue, non-current	6	7
Other long-term liabilities	11	12
Total liabilities	697	663
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock- par value $0.000001; 100,000,000 shares authorized, no shares issued or outstanding	—	—
Class A common stock, $0.000001 par value- 7,000,000,000 shares authorized, 361,727,592 and 353,094,009 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	—	—
Class B common stock, $0.000001 par value- 700,000,000 shares authorized, 166,841,303 and 169,933,289 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	—	—
Treasury stock, at cost- 225,000 shares outstanding at March 31, 2023 and December 31, 2022, respectively	—	—
Accumulated other comprehensive loss	—	(2)
Additional paid-in capital	2,556	2,477
Accumulated deficit	(1,458)	(1,377)
Total stockholders’ equity	1,098	1,098
Total liabilities and stockholders’ equity	$1,795	$1,761

TOAST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in millions)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(81)	$(23)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6	6
Stock-based compensation expense	63	53
Amortization of deferred costs	14	10
Change in fair value of warrant liability	(3)	(79)
Change in deferred income taxes	(1)	—
Credit loss expense	13	3
Other non-cash items	—	2
Changes in operating assets and liabilities:
Accounts receivable, net	(20)	(2)
Prepaid expenses and other current assets	(6)	(14)
Deferred costs, net	(24)	(17)
Inventories, net	(1)	(2)
Accounts payable	6	(12)
Accrued expenses and other current liabilities	(20)	39
Deferred revenue	3	(6)
Operating lease right-of-use assets and operating lease liabilities	—	(2)
Other assets and liabilities	(4)	(3)
Net cash used in operating activities	(55)	(47)
Cash flows from investing activities:
Cash paid for acquisition, net of cash acquired	(9)	—
Capitalized software	(8)	(1)
Purchases of property and equipment	(2)	(2)
Purchases of marketable securities	(176)	(30)
Proceeds from the sale of marketable securities	7	18
Maturities of marketable securities	147	12
Other investing activities	(1)	—
Net cash used in investing activities	(42)	(3)
Cash flows from financing activities:
Change in customer funds obligations, net	37	27
Proceeds from exercise of stock options and issuance of common stock upon ESPP purchase	11	4
Payment of contingent consideration	—	(2)
Net cash provided by financing activities	48	29
Net decrease in cash, cash equivalents, cash held on behalf of customers and restricted cash	(49)	(21)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	—	—
Cash, cash equivalents, cash held on behalf of customers and restricted cash at beginning of period	635	851
Cash, cash equivalents, cash held on behalf of customers and restricted cash at end of period	$586	$830
Reconciliation of cash, cash equivalents, cash held on behalf of customers and restricted cash
Cash and cash equivalents	$451	$757
Cash held on behalf of customers	99	62
Restricted cash	36	11
Total cash, cash equivalents, cash held on behalf of customers and restricted cash	$586	$830

Supplemental disclosure of non-cash investing and financing activities:
Purchase of property and equipment included in accounts payable and accrued expenses	$1	$2
Issuance of Class B common stock upon exercise of common stock warrants	—	18
Deferred payments included in purchase price	1	—
Issuance of Class A common stock and Class B common stock for payment of contingent consideration	1	1
Stock-based compensation included in capitalized software	3	—

Non-GAAP Financial Measures

In this press release, Toast refers to non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). Toast uses certain non-GAAP financial measures, as described below, to understand and evaluate its core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of Toast’s financial performance and should not be considered substitutes for, or superior to, the financial information prepared and presented in accordance with GAAP. Toast believes that these non-GAAP financial measures provide useful information about its financial performance, enhance the overall understanding of its past performance and future prospects, and allow for greater transparency with respect to important metrics used by Toast’s management for financial and operational decision-making.

In the tables below, Toast has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. These non-GAAP financial measures should not be considered substitutes for financial measures calculated in accordance with GAAP, and the financial results that Toast calculates and presents in the table in accordance with GAAP, as well as the corresponding reconciliations from those results, should be carefully evaluated.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

•Adjusted EBITDA is defined as net income (loss), adjusted to exclude stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, interest income (expense), net, other income (expense) net, acquisition expenses, fair value adjustments on warrant liabilities, expenses related to early termination of leases, charitable contribution stock-based expense, and income taxes, as applicable.

•Non-GAAP Costs of Revenue are defined as costs of revenue excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Gross Profit is defined as gross profit excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Sales and Marketing Expenses are defined as sales and marketing expenses excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Research and Development Expenses are defined as research and development expenses excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP General and Administrative Expenses are defined as general and administrative expenses excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, acquisition expenses, expenses related to early termination of leases, and charitable contribution stock-based expense.

•Free Cash Flow is defined as net cash provided by (used in) operating activities reduced by purchases of property and equipment and capitalization of internal-use software costs.

Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow do not purport to represent profitability and liquidity measures as defined in accordance with GAAP. These measures are provided to investors and others to improve the quarter-to-quarter and year-to-year comparability of Toast's financial results and to ensure that investors understand the information Toast uses to evaluate the performance of its businesses.

Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations since they do not include the impact of certain expenses and cash flows that are reflected in our Consolidated Statements of Operations and Consolidated Statements of Cash Flows. Thus, our Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Key Business Metrics

In addition, Toast also uses the following key business metrics to help it evaluate its business, identify trends affecting its business, formulate business plans, and make strategic decisions:

1.Gross Payment Volume (“GPV”) is defined as the sum of total dollars processed through the Toast payments platform across all restaurant locations in a given period. GPV is a key measure of the scale of Toast’s platform, which in turn drives its financial performance. As Toast customers generate more sales and therefore more GPV, Toast generally sees higher financial technology solutions revenue.

2.Annualized Recurring Run-Rate (“ARR”) is defined as a key operational measure of the scale of Toast’s subscription and payment processing services for both new and existing customers. To calculate ARR, Toast first calculates recurring run-rate on a monthly basis. Monthly Recurring Run-Rate (“MRR”) is measured on the final day of each month for all restaurant locations live on the Toast platform as the sum of (i) Toast’s monthly billings of subscription services fees, which is referred to as the subscription component of MRR, and (ii) Toast’s in-month adjusted payments services fees, exclusive of estimated transaction-based costs, which is referred to as the payments component of MRR. MRR does not include fees derived from Toast Capital or related costs. MRR is also not burdened by the impact of SaaS credits offered.

ARR is determined by taking the sum of (i) twelve times the subscription component of MRR and (ii) four times the trailing-three-month cumulative payments component of MRR. Toast believes this approach provides an indication of its scale, while also controlling for short-term fluctuations in payments volume. ARR may decline or fluctuate as a result of a number of factors, including customers’ satisfaction with the Toast platform, pricing, competitive offerings, economic conditions, or overall changes in its customers’ and their guests’ spending levels. ARR is an operational measure, does not reflect Toast’s revenue or gross profit determined in accordance with GAAP, and should be viewed independently of, and not combined with or substituted for, Toast’s revenue, gross profit, and other financial information determined in accordance with GAAP. Further, ARR is not a forecast of future revenue and investors should not place undue reliance on ARR as an indicator of Toast’s future or expected results.

Summary of Key Business Metrics and Non-GAAP Results
(unaudited)

	Three Months Ended March 31,
(dollars in billions)	2023	2022	% Growth
Gross Payment Volume (GPV)	$26.7	$17.8	50%

	As of March 31,
(dollars in millions)	2023	2022	% Growth
Annualized Recurring Run-Rate (ARR)	$987	$637	55%

Adjusted EBITDA	Three Months Ended March 31,
(dollars in millions)	2023	2022
Net loss	$(81)	$(23)
Stock-based compensation expense and related payroll tax	68	53
Depreciation and amortization	6	6
Interest (income) expense, net	(8)	—
Change in fair value of warrant liability	(3)	(79)
Acquisition expenses	1	—
Termination of leases	—	(2)
Adjusted EBITDA	$(17)	$(45)

Non-GAAP Costs of Revenue	Three Months Ended March 31,
(dollars in millions)	2023	2022
Costs of revenue	$645	$446
Stock-based compensation expense and related payroll tax	11	8
Depreciation and amortization	4	4
Non-GAAP costs of revenue	$630	$434

Non-GAAP Gross Profit	Three Months Ended March 31,
(dollars in millions)	2023	2022
Gross profit	$174	$89
Stock-based compensation expense and related payroll tax	11	8
Depreciation and amortization	4	4
Non-GAAP gross profit	$189	$101

Non-GAAP Sales and Marketing Expenses	Three Months Ended March 31,
(dollars in millions)	2023	2022
Sales and marketing expenses	$99	$71
Stock-based compensation expense and related payroll tax	15	13
Depreciation and amortization	1	1
Non-GAAP sales and marketing expenses	$83	$57

Non-GAAP Research and Development Expenses	Three Months Ended March 31,
(dollars in millions)	2023	2022
Research and development expenses	$85	$62
Stock-based compensation expense and related payroll tax	22	16
Depreciation and amortization	1	—
Non-GAAP research and development expenses	$62	$46

Non-GAAP General and Administrative Expenses	Three Months Ended March 31,
(dollars in millions)	2023	2022
General and administrative expenses	$82	$57
Stock-based compensation expense and related payroll tax	20	16
Depreciation and amortization	—	1
Acquisition expenses	1	—
Termination of leases	—	(2)
Non-GAAP general and administrative expenses	$61	$42

Free Cash Flow	Three Months Ended March 31,
(dollars in millions)	2023	2022
Net cash used in operating activities	$(55)	$(47)
Purchases of property and equipment	(2)	(2)
Capitalized software	(8)	(1)
Free Cash Flow	$(65)	$(50)

TOST-FIN

Source: Toast